DREYFUS PREMIER GNMA FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier GNMA Fund for its semi-annual reporting period ended June 30, 1997 as shown in the following table:

                                                                      Approximate                  Annualized
                                        Total Return*              Income Dividends**         Distribution Rate***
                                        _______________            __________________        _____________________
Investment Shares                           1.17%                      $  .283                       5.94%
Class A Shares                              3.00%                       $0.414                       5.54%
Class B Shares                              2.74%                       $0.378                       5.30%
Class C Shares                              2.61%                       $0.359                       5.03%
Lehman Brothers
    GNMA Index****                          4.04%                         N/A                         N/A

ECONOMIC REVIEW
    Despite recent moderation in the rate of new job creation, the latest reported unemployment rate (5% in June) was the lowest since 1973. When the unemployment rate was last at that level, the inflation rate was heading toward double-digit territory. Now, inflation appears to be subdued; the Consumer Price Index rose at an annual rate of just 1.4% for the twelve-month period through May. Producer prices rose a minuscule 0.6% over the same time period. It has been unprecedented for the economy to have seven years of expansion, low unemployment and low inflation at the same time.
    Ever alert for signs of incipient inflation, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) While there have been some signs that wages are increasing (an area of particular concern to the Fed), there have also been indications that the economy may be slowing from its torrid first quarter pace when it surged at a 5.9% annual rate, the biggest advance since the fourth quarter of 1987.
    Indicating possible moderation in the rate of economic growth, retail sales declined this spring despite record levels of consumer optimism about the economy. The latest report on retail sales through June showed a decline at an annual rate of 5% over the previous three months. This marked the first three-month decline since the fall of 1981. Yet, despite their sluggish spending at retail counters, consumers' confidence in the economy continues to climb, heavily influenced by increased job security and low inflation.
    Throughout the current seven-year economic expansion, the pattern of consumer spending has been stop-and-go, alternating between spurts of spending and retrenchment. The 5% decline in retail sales for the three months through May was preceded by a 15% advance over the previous three-month period. On the production side of the economy, a survey of corporate buyers compiled by the National Association of Purchasing Management reported that growth in factory activity eased slightly during June. The much-observed supplier-delivery component of the survey, a measure of how quickly orders are being satisfied and a possible sign of production bottlenecks, also fell modestly. In further evidence of a slowing economy during the second quarter, the Commerce Department recently reported that factory orders fell in May.
    Rising incomes, low unemployment and quiescent inflation have all contributed to a feeling of confidence, as measured by the Conference Board's Index of Consumer Sentiment, that has been unmatched for 28 years. Many economists feel that the optimistic consumer sentiment indicators provide a floor to economic growth and will spur consumer spending later in the year, particularly if the unemployment rate remains low and job security worries recede further. We are mindful of the potent role that consumers play in the economy _ their spending accounts for about two thirds of economic output. So, we remain alert to signs of any strain on productive capacity caused by increases in consumer spending that might, in turn, lead to another tightening in monetary policy by the Fed.
MARKET ENVIRONMENT
    Interest rates for the first half of 1997 have been very stable. The market has remained in a 75 basis-point range for ten-year U.S. Treasury notes, starting and ending the six-month time period at approximately the same rate of 6.45%. This interest rate stability has lead to a one-third decline in one-month interest rate volatility on the ten-year Treasury during the period.
    For the first half of 1997 mortgages posted very strong performance. The Lehman Brothers Mortgage Index outperformed the Lehman U.S. Treasury Index by 1.36% and outperformed the Lehman Brothers Corporate Bond Index by 0.85%. This dramatic outperformance for a six-month period was attributed largely to: the decrease in interest rate volatility, an improved mortgage prepayment environment, and an increase in the demand for mortgage-backed securities during the first half.
    Spreads on mortgage-backed securities have compressed over this time period, and the potential return advantage for mortgage-backed securities going forward is less positive. It is important to note the demand for GNMA pass-throughs has remained strong due to added demand from new CMO issuance, and we do not expect this to diminish in the second half of 1997.
PORTFOLIO OVERVIEW
    The portfolio, throughout all of the first half of the year, continued to maintain a duration that was longer than the duration of the Index. The Fund's positive performance was attributed to the Fund's use of nontraditional GNMA product sectors, such as GNMA ARMs, and GNMA Project loans. These sectors outperformed traditional GNMA 30-year fixed rate pass-through securities during the first half of 1997. The main weakness in the Fund's performance can be attributed to the duration positioning of the Fund. In March of this year, the Fund's duration was 10% longer than that of the Index and this contributed to weak performance for the month.
    Currently the Fund is positioned for a declining interest rate environment. The duration of the Fund as of June 30 was one third of a year longer than the duration of the Lehman GNMA Index. This additional lengthening was accomplished by adding discount GNMA 15-year 6.5% securities while selling both short-term Treasuries and premium GNMA 30-year 7.5% securities. Also of significance was the addition of a 10% holding of GNMA Project Loans to the portfolio. GNMA Project Loans have explicit prepayment lockout protection preventing any prepayments from occurring.

    The Fund currently holds a position in GNMA discount ARMs. It is our expectation that prepayments of adjustable rate mortgages will accelerate in the second half of 1997, and that this will have a positive impact on the performance of these discount securities. We continue to monitor the events in the mortgage marketplace and it is our expectation that this multisector strategy will help to limit the downside risk while providing a strong potential for performance in the second half of 1997.
                              Very truly yours,

                          [Michael Hoeh signature logo]

                              Michael Hoeh
                              Portfolio Manager
July 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**    Income dividends per share were exempt from Federal personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period, in the case of Class A shares, or the net asset value per share in the case of Class B or Class C shares. ****Source: LIPPER ANALYTICAL SERVICES, INC. _ The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.







DREYFUS PREMIER GNMA FUND
STATEMENT OF INVESTMENTS                                                                             JUNE 30, 1997 (UNAUDITED)
                                                                                                    Principal
Bonds and Notes_116.2%                                                                               Amount            Value
                                                                                                    __________       __________
Mortgage-Backed Securities_106.5%
Government National Mortgage Association I:
  61\2%, 5/15/2009 (a)......................................................                    $    6,114,374   $    6,057,021
  61\2%, 11/15/2007-5/15/2012...............................................                        30,651,261       30,268,812
  7%, 6/15/2009.............................................................                         4,899,862        4,922,793
  71\2%, 3/15/2002-7/15/2023................................................                         4,710,345        4,756,081
  8%, (b)...................................................................                        13,000,000       13,284,310
  8%, 4/15/2008 (a).........................................................                         6,161,147        6,409,502
  8%, 12/15/2021-1/15/2022..................................................                           788,853          812,826
  81\2%, 10/15/2017-12/15/2022..............................................                         5,503,683        5,761,790
  9%, 4/15/2016-12/15/2022..................................................                         7,249,928        7,760,290
  91\2%, 10/15/2016-1/15/2025...............................................                         7,823,251        8,494,431
  10%, 10/15/2016-10/15/2020................................................                           936,773        1,033,083
  101\2%, 2/15/2016-8/15/2019...............................................                           298,326          330,769
  11%, 2/15/2010-8/15/2019..................................................                         1,927,212        2,145,818
  111\2%, 1/15/2013.........................................................                           109,498          119,413
                                                                                                                   _____________
                                                                                                                     92,156,939
                                                                                                                   _____________
Government National Mortgage Association I,
  Project Loans:
  7%, 4/15/2021.............................................................                           982,722          962,753
  7.325%, 6/15/2022.........................................................                         2,206,000        2,187,381
  73\4%, 5/15/2032-7/15/2032................................................                         9,935,197       10,140,060
  7.80%, 5/15/2032..........................................................                         2,836,300        2,899,209
  81\8%, 6/15/2030..........................................................                         2,987,696        3,116,525
  91\4%, 10/15/2023 (a).....................................................                         4,759,676        5,104,753
                                                                                                                   _____________
                                                                                                                     24,410,681
                                                                                                                   _____________
Government National Mortgage Association II:
  51\2%, (b,c)..............................................................                        13,000,000       12,853,750
  7%, 12/20/2025-5/20/2027..................................................                         9,198,825        9,019,048
  9%, 7/20/2025 (a).........................................................                         6,866,142        7,230,871
  11%, 12/20/2013-10/20/2015................................................                         1,675,254        1,847,898
                                                                                                                   _____________
                                                                                                                     30,951,567
                                                                                                                   _____________
Total Mortgage-Backed Securities............................................                                        147,519,187
                                                                                                                   =============
U.S. Treasury Bonds_2.8%
  61\2%, 11/15/2026 (a).....................................................                           500,000          480,000
  65\8%, 2/15/2027 (a)......................................................                         3,500,000        3,429,453
                                                                                                                   _____________
Total U.S. Treasury Bonds...................................................                                          3,909,453
                                                                                                                   =============

DREYFUS PREMIER GNMA FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  JUNE 30, 1997 (UNAUDITED)
                                                                                                    Principal
Bonds and Notes (continued)                                                                           Amount           Value
                                                                                                    __________       __________
U.S. Treasury Notes_6.9%
  63\8%, 4/30/1999 (a)......................................................                    $    1,100,000   $    1,106,188
  6 3/8%, 4/30/1999.........................................................                         8,400,000        8,447,250
                                                                                                                   _____________
Total U.S. Treasury Notes...................................................                                          9,553,438
                                                                                                                   =============
TOTAL BONDS AND NOTES
  (cost $158,216,022).......................................................                            116.2%     $160,982,078
                                                                                                       =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                            (16.2%)   $ (22,426,264)
                                                                                                       =======     =============
NET ASSETS..................................................................                            100.0%     $138,555,814
                                                                                                       =======     =============
Notes to Statement of Investments:
    (a)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
    (b)  Purchased on a forward commitment basis.
    (c)  Adjustable rate mortgage-interest rate subject to change periodically.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                JUNE 30, 1997 (UNAUDITED)
                                                                                                Cost                  Value
                                                                                             ____________          ____________
ASSETS:                          Investments in securities_See Statement of Investments     $158,216,022           $160,982,078
                                 Cash.......................................                                          2,313,745
                                 Receivable for investment securities sold..                                         25,955,160
                                 Interest receivable........................                                          1,078,729
                                 Receivable for shares of Beneficial Interest subscribed                                  5,000
                                 Prepaid expenses...........................                                              8,372
                                                                                                                  ______________
                                                                                                                    190,343,084
                                                                                                                  ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           85,265
                                 Due to Distributor.........................                                             37,831
                                 Payable for investment securities purchased                                         51,504,224
                                 Payable for shares of Beneficial Interest redeemed                                      89,606
                                 Accrued expenses...........................                                             70,344
                                                                                                                  ______________
                                                                                                                     51,787,270
                                                                                                                  ______________
NET ASSETS..................................................................                                       $138,555,814
                                                                                                                 ===============
REPRESENTED BY:                  Paid-in capital............................                                       $144,912,815
                                 Accumulated net realized gain (loss) on investments                                 (9,123,057)
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments_Note 4                                                            2,766,056
                                                                                                                  ______________
NET ASSETS..................................................................                                       $138,555,814
                                                                                                                 ===============
                                                  NET ASSET VALUE PER SHARE
                                                  __________________________
                                                                       Class A                 Class B                Class C
                                                                    ______________          ____________            ____________
Net Assets.............................................             $99,950,292              $38,581,722                $23,800
Shares Outstanding....................................                6,949,263                2,680,247                  1,654
NET ASSET VALUE PER SHARE..............................                  $14.38                   $14.39                 $14.39
                                                                        =======                   ======                =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $ 4,897,642
EXPENSES:                        Management fee_Note 3(a)...................                $    389,939
                                 Shareholder servicing costs _Note 3(c).....                     239,168
                                 Distribution fees_Note 3(b)................                      96,778
                                 Registration fees..........................                      27,341
                                 Professional fees..........................                      25,785
                                 Custodian fees_Note 3(c)...................                      19,987
                                 Trustees' fees and expenses_Note 3(d)......                      17,268
                                 Prospectus and shareholders' reports.......                      10,845
                                 Loan commitment fees_Note 2................                         935
                                 Miscellaneous..............................                      33,048
                                                                                             ____________
                                       Total Expenses.......................                                            861,094
                                                                                                                  ______________
INVESTMENT INCOME_NET.......................................................                                          4,036,548
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $(1,682,827)
                                 Net unrealized appreciation (depreciation)
                                    on investments                                             1,750,801
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                             67,974
                                                                                                                  ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 4,104,522
                                                                                                                 ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                     June 30, 1997             Year Ended
                                                                                      (Unaudited)           December 31, 1996
                                                                                    _______________        ___________________
OPERATIONS:
  Investment income_net...................................................          $  4,036,548             $  9,840,332
  Net realized gain (loss) on investments.................................            (1,682,827)               1,437,681
  Net unrealized appreciation (depreciation) on investments...............             1,750,801               (5,001,934)
                                                                                    _____________          _______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.....             4,104,522                6,276,079
                                                                                    _____________          _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares........................................................            (3,006,626)              (7,540,292)
    Class B shares........................................................            (1,029,581)              (2,299,266)
    Class C shares........................................................                  (341)                    (774)
                                                                                    _____________          _______________
      Total Dividends.....................................................            (4,036,548)              (9,840,332)
                                                                                    _____________          _______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares........................................................             4,059,852               14,387,058
    Class B shares........................................................             2,004,970                4,915,210
    Class C shares........................................................                23,363                   16,094
  Dividends reinvested:
    Class A shares........................................................             2,073,263                5,148,131
    Class B shares........................................................                704,974               1,540,231
    Class C shares........................................................                   284                      774
  Cost of shares redeemed:
    Class A shares........................................................           (17,493,996)             (40,109,763)
    Class B shares........................................................            (3,985,389)              (7,695,736)
    Class C shares........................................................               (16,644)                  (1,004)
                                                                                    _____________          _______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (12,629,323)             (21,799,005)
                                                                                    _____________          _______________
        Total Increase (Decrease) in Net Assets...........................           (12,561,349)             (25,363,258)
NET ASSETS:
  Beginning of Period...................................................             151,117,163              176,480,421
                                                                                    _____________          _______________
  End of Period...........................................................          $138,555,814             $151,117,163
                                                                                    =============          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                    _____________________________________
                                                                                   Six Months Ended
                                                                                     June 30, 1997        Year Ended
                                                                                      (Unaudited)      December 31, 1996
                                                                                    _____________      __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    _______
    Shares sold...........................................................               283,519                1,005,176
    Shares issued for dividends reinvested................................               145,061                  359,656
    Shares redeemed.......................................................            (1,221,662)              (2,801,148)
                                                                                    _____________          _______________
                  Net Increase (Decrease) in Shares Outstanding                         (793,082)              (1,436,316)
                                                                                    =============          ===============
    Class B
    _______
    Shares sold.........................................................                 140,034                  340,609
    Shares issued for dividends reinvested................................                49,278                  107,520
    Shares redeemed.......................................................              (278,330)                (537,054)
                                                                                    _____________          _______________
                  Net Increase (Decrease) in Shares Outstanding                          (89,018)                 (88,925)
                                                                                    =============          ===============
    Class C
    ______
    Shares sold...........................................................                 1,634                    1,107
    Shares issued for dividends reinvested................................                    20                       54
    Shares redeemed.......................................................                (1,160)                     (71)
                                                                                    _____________          _______________
                  Net Increase (Decrease) in Shares Outstanding                              494                    1,090
                                                                                    =============          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                           Class A Shares
                                                     ________________________________________________________________________
                                                     Six Months Ended
                                                       June 30, 1997                   Year Ended December 31,
                                                                        _____________________________________________________
PER SHARE DATA:                                        (Unaudited)           1996       1995       1994       1993       1992
                                                      ____________         _______    _______    _______    _______    _______
    Net asset value, beginning of period..                $14.37           $14.66     $13.54     $14.84     $14.90      $15.30
                                                          _______          _______    _______    _______    _______    _______
    Investment Operations:
    Investment income_net.................                   .41              .88        .91        .88        .95        1.10
    Net realized and unrealized gain (loss)
      on investments......................                   .01             (.29)      1.12       (1.30)      .24        (.15)
                                                          _______          _______    _______    _______    _______    _______
    Total from Investment Operations......                   .42               .59      2.03       (.42)      1.19         .95
                                                          _______          _______    _______    _______    _______    _______
    Distributions:
    Dividends from investment income_net..                  (.41)            (.88)      (.91)      (.88)      (.95)      (1.10)
    Dividends from net realized gain on investments           __               __         __        __        (.30)       (.25)
                                                          _______          _______    _______    _______    _______    _______
    Total Distributions...................                  (.41)            (.88)      (.91)      (.88)     (1.25)      (1.35)
                                                          _______          _______    _______    _______    _______    _______
    Net asset value, end of period........                $14.38           $14.37      $14.66    $13.54      $14.84     $14.90
                                                          =======          ======     =======    =======     ======     =======
TOTAL INVESTMENT RETURN (1)...............                  6.05%(2)        4.25%     15.43%      (2.91%)    8.20%       6.50%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.08%(2)        1.04%      1.03%       .94%       .78%        .71%
    Ratio of net investment income
      to average net assets...............                  5.83%(2)        6.17%      6.45%      6.20%      6.24%       7.23%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     __             __         __        .06%       .22%        .36%
    Portfolio Turnover Rate...............                315.77%(3)      267.22%     349.24%   427.27%    274.95%      60.12%
    Net Assets, end of period (000's Omitted)             $99,950        $111,267   $134,545   $141,456   $197,239   $163,967
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                          Class B Shares
                                                                ______________________________________________________________
                                                                Six Months Ended
                                                                 June 30, 1997             Year Ended December 31,
                                                                                     __________________________________________
PER SHARE DATA:                                                   (Unaudited)         1996       1995       1994       1993(1)
                                                                  __________        _______    _______    _______     _______
    Net asset value, beginning of period.........                    $14.38         $14.67     $13.55     $14.84       $14.98
                                                                    _______        _______    _______    _______     _______
    Investment Operations:
    Investment income_net........................                       .38            .81        .84         .80        .83
    Net realized and unrealized gain (loss)
      on investments.............................                       .01           (.29)      1.12       (1.29)       .16
                                                                    _______        _______    _______    _______     _______
    Total from Investment Operations.............                       .39            .52       1.96        (.49)       .99
                                                                    _______        _______    _______    _______     _______
    Distributions:
    Dividends from investment income_net.........                      (.38)          (.81)       (.84)      (.80)       (.83)
    Dividends from net realized gain on investments                     __              __         __        __          (.30)
                                                                    _______        _______    _______    _______     _______
    Total Distributions..........................                      (.38)          (.81)       (.84)      (.80)      (1.13)
                                                                    _______        _______    _______    _______     _______
    Net asset value, end of period...............                    $14.39         $14.38      $14.67     $13.55      $14.84
                                                                    =======         =======     ======    ========     =======
                                                                    ____      _______    ____  ____
TOTAL INVESTMENT RETURN (2)......................                     5.53%(3)       3.71%     14.83%      (3.39%)      7.03%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                     1.58%(3)       1.55%      1.55%       1.51%       1.30%(3)
    Ratio of net investment income
      to average net assets......................                     5.32%(3)       5.65%      5.89%       5.61%       5.38%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                        __             __         __        .05%        .20%(3)
    Portfolio Turnover Rate......................                   315.77%(4)     267.22%     349.24%    427.27%     274.95%
    Net Assets, end of period (000's Omitted)....                   $38,582        $39,833     $41,934    $35,710     $29,648
(1)    From January 15, 1993 (commencement of initial offering) to December 31, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class C Shares
                                                                         ______________________________________________________
                                                                          Six Months Ended
                                                                            June 30, 1997      Year Ended December 31,
                                                                                               _________________________
PER SHARE DATA:                                                              (Unaudited)            1996         1995(1)
                                                                            ___________            ______        ______
    Net asset value, beginning of period.......................               $14.38              $14.67        $14.48
                                                                              _______             ______        ______
    Investment Operations:
    Investment income_net......................................                  .36                 .77           .16
    Net realized and unrealized gain (loss)
      on investments...........................................                  .01                (.29)          .19
                                                                              _______             ______        ______
    Total from Investment Operations...........................                  .37                 .48          .35
                                                                              _______             ______        ______
    Distributions:
    Dividends from investment income_net.......................                 (.36)               (.77)         (.16)
                                                                              _______             ______        ______
    Net asset value, end of period.............................               $14.39              $14.38        $14.67
                                                                             =======             ========     =========
TOTAL INVESTMENT RETURN (2)....................................                 5.26%(3)           3.44%        11.47%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 1.83%(3)           1.79%         1.79%(3)
    Ratio of net investment income
      to average net assets....................................                 5.07%(3)           5.42%         5.25%(3)
    Portfolio Turnover Rate....................................              315.77%(4)          267.22%       349.24%
    Net Assets, end of period (000's Omitted)..................                 $24                 $17             $1
(1)    From October 16, 1995 (commencement of initial offering) to December 31, 1995.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On January 31, 1997, the Fund's Trustees approved a change to the Fund's name from "Premier GNMA Fund" to "Dreyfus Premier GNMA Fund," which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding U.S. Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $7,445,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2002.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 1997, $96,727 was charged to the Fund for the Class B shares and $51 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1997, $128,865, $48,364 and $17 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $48,466 during the period ended June 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1997, $19,987 was charged by Mellon pursuant to the custody agreement.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $552,231,866 and $581,896,006, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $2,766,056, consisting of $2,875,156 gross unrealized appreciation and $109,100 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER GNMA FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        027/614SA976
Semi-Annual Report
Dreyfus Premier
GNMA Fund
June 30, 1997
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Registration Mark